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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                                 March 27, 2006


                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

           California                   001-13122               95-1142616
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                   Identification Number)

                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)

                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

The Company issued the press release described in Item 8.01 below which may be deemed to be communication in connection with the proposed acquisition/merger of Earle M. Jorgensen Company that was previously disclosed. The disclosure under
Item 8.01 is hereby incorporated herein by reference.

Item 8.01.  Other Events.

On March 27, 2006, Reliance Steel & Aluminum Co. ("Reliance") announced that its wholly-owned subsidiary Precision Strip, Inc. ("Precision Strip") had completed its previously disclosed acquisition of certain assets and business of Flat Rock Metal Processing L.L.C. ("Flat Rock") based in Flat Rock, Michigan. Flat Rock was founded in 2001 and is a privately held, toll processing company with facilities in Perrysburg, Ohio and Eldridge, Iowa.

The two Flat Rock facilities will operate as Precision Strip locations that process and deliver carbon steel, aluminum and stainless steel products on a "toll" basis, processing the metal for a fee, without taking ownership of the metal. Precision Strip currently has facilities in Kenton, Middletown, Minster and Tipp City, Ohio; Anderson and Rockport, Indiana; Bowling Green, Kentucky and Talladega, Alabama. Precision Strip's customers include steel and aluminum mills as well as companies in the automotive, appliance, metal furniture and capital goods industries. The purchase price and other terms and conditions were determined by negotiations between the parties and are confidential. The owners of Flat Rock are not affiliated with Reliance or Precision.

Item 9.01. Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.
               -------------------------------------------

                 Not Applicable.

         (b)   Pro Forma Financial Information.

                 Not Applicable.

         (c)   Exhibits.

Exhibit No.  Description
-----------  ------------------------------------------------------------------
2.1 Acquisition Agreement dated as of February 27, 2006 by and among Precision Strip, Inc. and Flat Rock Metal Processing L.L.C.

99.1         Press Release dated March 27, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RELIANCE STEEL & ALUMINUM CO.


Dated: March 28, 2006               By  /s/ Karla Lewis
                                        ---------------------------------
                                        Karla Lewis
                                        Executive Vice President and
                                        Chief Financial Officer



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                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS

Exhibit No.  Description
------------ ------------------------------------------------------------------
2.1 Acquisition Agreement dated as of February 27, 2006 by and among Precision Strip, Inc.
             and Flat Rock Metal Processing L.L.C.

99.1         Press Release dated March 27, 2006